Net Earnings (Loss) per Share	12 Months Ended
Apr. 27, 2019
Net Earnings (Loss) per Share
7.	Net Earnings (Loss) per Share
In accordance with ASC 260-10-45,
Share-Based Payment Arrangements and Participating Securities and the Two-Class Method,
unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. The Company’s unvested restricted shares and unvested restricted stock units granted prior to July 15, 2015 were considered participating securities. Cash dividends to restricted stock units and performance-based stock units granted on or after July 15, 2015 are not distributed until and except to the extent that the restricted stock units vest, and in the case of performance-based stock units, until and except to the extent that the performance metrics are achieved or are otherwise deemed satisfied. Stock options do not receive cash dividends. As such, these awards are not considered participating securities.
Basic earnings per common share are calculated by dividing the net income, adjusted for income allocated to participating securities, by the weighted average number of common shares outstanding during the period. Diluted net income per common share reflects the dilution that would occur if any potentially dilutive instruments were exercised or converted into common shares. The dilutive effect of participating securities is calculated using the more dilutive of the treasury stock method or two-class method. Other potentially dilutive securities include stock options, restricted stock units granted after July 15, 2015, and performance-based stock units and are included in diluted shares to the extent they are dilutive under the treasury stock method for the applicable periods.
During periods of net loss, no effect is given to the participating securities because they do not share in the losses of the Company. Due to the net loss during fiscal 2018, participating securities in the amounts of 127,509, were excluded from the calculation of loss per share using the two-class method because the effect would be antidilutive. The Company’s outstanding non-participating securities consisting of dilutive stock options and restricted stock units of 205,065, 38,584 and 140,341 for fiscal 2019, fiscal 2018 and fiscal 2017, respectively, were excluded from the calculation of loss per share using the two-class method because the effect would be antidilutive.

The following is a reconciliation of the Company’s basic and diluted income (loss) per share calculation:

	Fiscal 2019	Fiscal 2018	Fiscal 2017
Numerator for basic income (loss) per share:
Net income (loss)	$3,769	(125,480)	22,023
Less allocation of dividends to participating securities	(95)	(80)	(576)
Less allocation of undistributed earnings to participating securities	—	—	—
Net income (loss) available to common shareholders	$3,674	(125,560)	21,447
Numerator for diluted income (loss) per share:
Net income (loss) available to common shareholders	$3,674	(125,560)	21,447
Allocation of undistributed earnings to participating securities	—	—	—
Less diluted allocation of undistributed earnings to participating securities	—	—	—
Net income (loss) available to common shareholders	$3,674	(125,560)	21,447
Denominator for basic income (loss) per share:
Basic weighted average common shares	72,919	72,588	72,188
Denominator for diluted income (loss) per share:
Basic weighted average shares	72,919	72,588	72,188
Average dilutive options	—	—	63
Average dilutive non-participating securities	205	—	77
Diluted weighted average common shares	73,124	72,588	72,328
Income (loss) per common share:
Basic	$0.05	(1.73)	0.30
Diluted	$0.05	(1.73)	0.30